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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: September 11, 1996
                       (Date of Earliest Event Reported)


                          COMMISSION FILE NO.  1-12590



                            GABLES RESIDENTIAL TRUST
                             A MARYLAND CORPORATION
                 I.R.S. EMPLOYER IDENTIFICATION NO. 58-2077868
                             2859 PACES FERRY ROAD
                                   SUITE 1450
                           ATLANTA,  GEORGIA   30339
                            TELEPHONE: (770)436-4600
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER   EXHIBIT
- ------   -------
 1.1     Underwriting Agreement between Gables Residential Trust and PaineWebber
         Incorporated, dated September 11, 1996, relating to the sale of 1,725,000
         Common Shares of Beneficial Interest, par value $0.01 per share (including
         225,000 Common Shares pursuant to the underwriter's over-allotment option).
         Exhibit A to this Agreement is listed in, and filed with, this exhibit.  Exhibits
         B, C and D to this Agreement are listed in, but not filed with, this exhibit; such exhibits have been omitted for purposes of this filing, but will be furnished to the
         Commission supplementally upon request.





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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        GABLES RESIDENTIAL TRUST

                                        By:  /s/ Marvin R. Banks, Jr.
                                             -------------------------
Date:    September 24, 1996                  Marvin R. Banks, Jr.
                                             Vice President and Chief
                                             Financial Officer





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